UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 22, 2007

ADVANCED ANALOGIC TECHNOLOGIES

INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-51349	77-0462930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 East Arques Avenue

Sunnyvale, CA 94085

(Address of principal executive offices, including zip code)

(408) 737-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 22, 2007, Advanced Analogic Technologies Incorporated (the “Company”) issued a press release announcing the initial determination by an Administrative Law Judge of the United States International Trade Commission (the “USITC”) in the Company’s litigation with Linear Technology Corporation (“LinearTech”) before the USITC. Administrative Law Judge Sidney Harris of the USITC issued his initial determination, finding all asserted claims of LinearTech’s U.S. Patent Nos. 6,411,531 and 6,580,258 were either non-infringed or invalid. Based on this finding, Judge Harris ruled that none of the Company’s charge pump or switching regulator products should be subject to an exclusion order under Section 337 of the Tariff Act.

The full text of the press release concerning the foregoing is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Text of press release issued by Advanced Analogic Technologies Incorporated, dated May 22, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

/s/ Brian R. McDonald
Brian R. McDonald
Chief Financial Officer, Vice President of Worldwide Finance and Secretary

Date: May 22, 2007

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release issued by Advanced Analogic Technologies Incorporated, dated May 22, 2007.